December 8, 1995


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Fund for Tax-Free Investors, Inc.
        File Nos. 2-83299 and 811-3720

Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing on behalf of the Fund for Tax-Free Investors, Inc. (the "Fund") please find a copy of the Prospectus Supplement, dated December 8, 1995, which Prospectus Supplement will be affixed to the cover page of the Prospectus for the Fund for Tax-Free Investors Money Market Portfolio, a series of the Fund, that are distributed to shareholders of, or potential investors in, the Portfolio.

If you should have any questions regarding the foregoing, please contact the undersigned at (301) 951-6955.

                                                 Very truly yours,



                                                  Stephenie E. Adams

Enclosure:
   As Stated

cc:  James Bernstein, Esq.






FUND FOR TAX-FREE INVESTORS, INC.
Money Market Portfolio

Supplement dated December 8, 1995 to Prospectus dated April 28, 1995

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

Rushmore Trust and Savings, FSB (the "Trust"), which provides transfer agency, dividend-disbursing, and custodian services to the Portfolio, is a majority owned subsidiary of Money Management Associates, the adviser to the Portfolio.

For additional information concerning the Trust, please refer to page 12 of the Prospectus.